UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) May 10, 2005

CHASE BANK USA, NATIONAL ASSOCIATION

(Formerly CHASE MANHATTAN BANK USA, NATIONAL ASSOCIATION)

(Depositor into the Issuers described herein)

FIRST USA CREDIT CARD MASTER TRUST

(Issuer of the First USA Collateral Certificate)

CHASE CREDIT CARD MASTER TRUST

(Issuer of the Chase Collateral Certificate)

CHASE ISSUANCE TRUST

(Formerly BANK ONE ISSUANCE TRUST)

(Issuer of the Notes)

(Exact name of registrant as specified in its charter)

Laws of the United States	333-118423	22-2382028
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(IRS Employer Identification Number)

Chase Bank USA, National Association White Clay Center Building 200 Route 273 Newark, Delaware	19711
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code (302) 575-5000

CHASE MANHATTAN BANK USA, NATIONAL ASSOCIATION

201 North Walnut Street, Wilmington, Delaware 19801

(Commission File Number 333-67076)

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 8 – Other Events

Item 8.01	Other Events

On May 10, 2005, Chase Bank USA, National Association (formerly Chase Manhattan Bank USA, National Association, the “Bank”), Chase Issuance Trust, a Delaware statutory business trust (the “Issuer”) and Wells Fargo Bank, National Association, as Indenture Trustee and Collateral Agent, entered into the First Amendment to the Amended and Restated Transfer and Servicing Agreement. The First Amendment to the Amended and Restated Transfer and Servicing Agreement is being filed as Exhibit 10.1 to this current report on Form 8-K.

On May 10, 2005, the Issuer and Wells Fargo Bank, National Association, as Indenture Trustee and Collateral Agent, entered into the First Amendment to the Amended and Restated Asset Pool One Supplement. The First Amendment to the Amended and Restated Asset Pool One Supplement is being filed as Exhibit 10.2 to this current report on Form 8-K.

The Amended and Restated Transfer and Servicing Agreement and the Amended and Restated Asset Pool One Supplement and the respective amendments thereto are among the material agreements that govern the conditions to issuance by the Issuer of a series of notes called the CHASEseries.

Section 9 - Financial Statements and Exhibits

Item 9.01	Financial Statement and Exhibits.

The following exhibits are filed as a part of this report:

(10.1)	First Amendment to the Amended and Restated Transfer and Servicing Agreement, dated as of May 10, 2005, by and among Chase Bank USA, National Association, as Transferor, Servicer and Administrator, Chase Issuance Trust, as Issuer, and Wells Fargo Bank, National Association, as Indenture Trustee and Collateral Agent.

(10.2)	First Amendment to the Amended and Restated Asset Pool One Supplement, dated as of May 10, 2005, by and between Chase Issuance Trust, as Issuer, and Wells Fargo Bank, National Association, as Indenture Trustee and Collateral Agent.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

CHASE BANK USA, NATIONAL ASSOCIATION

(formerly known as Chase Manhattan Bank USA, National Association)

as Depositor, Transferor and Servicer of the First USA Credit Card Master Trust, the Chase Credit Card Master Trust and the Chase Issuance Trust

By:	/s/ Patricia M. Garvey
Name: Patricia M. Garvey
Title: Vice President

Date: May 11, 2005